UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 28, 2013

MOMENTIVE SPECIALTY CHEMICALS INC.

(Exact Name of Registrant as Specified in Its Charter)

New Jersey

(State or Other Jurisdiction

of Incorporation)

1-71 Commission File Number	13-0511250 (I.R.S. Employer Identification No.)

180 East Broad Street, Columbus, Ohio (Address of Principal Executive Offices)	43215-3799 (Zip Code)

614-225-4000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

1. Asset-Based Revolving Credit Agreement

On March 28, 2013, Momentive Specialty Chemicals Inc. (the “Registrant”) entered into an asset-based revolving credit agreement among Momentive Specialty Chemicals Holdings LLC (“Holdings”), the Registrant, as U.S. borrower, Momentive Specialty Chemicals Canada Inc., as Canadian borrower, Momentive Specialty Chemicals B.V., as Dutch borrower, Momentive Specialty Chemicals UK Limited and Borden Chemical UK Limited, as U.K. borrowers, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent, collateral agent, swingline lender and initial issuing bank (the “ABL Facility”). The ABL Facility replaced the Registrant’s senior secured credit facilities, which included a $171,000,000 revolving credit facility and a $47,000,000 synthetic letter of credit facility at the time of such replacement.

The ABL Facility has a five-year term unless, on the date that is 91 days prior to the scheduled maturity of the 8.875% Senior Secured Notes due 2018 (the “1.5 Lien Notes”), more than $50,000,000 aggregate principal amount of the 1.5 Lien Notes is outstanding, in which case the ABL Facility will mature on such earlier date. Availability under the ABL Facility is $400,000,000, subject to a borrowing base that is based on a specified percentage of eligible accounts receivable and inventory.

The ABL Facility bears interest at a floating rate based on, at the Registrant’s option, an adjusted LIBOR rate plus an initial applicable margin of 2.25% or an alternate base rate plus an initial applicable margin of 1.25%. From and after the date of delivery of the Registrant’s financial statements for the first fiscal quarter ended after the effective date of the ABL Facility, the applicable margin for such borrowings will be adjusted depending on the availability under the ABL Facility. In addition to paying interest on outstanding principal under the ABL Facility, the Registrant will be required to pay a commitment fee to the lenders in respect of the unutilized commitments at an initial rate equal to 0.50% per annum, subject to adjustment depending on the usage. The ABL Facility does not have any financial maintenance covenant, other than a minimum fixed charge coverage ratio of 1.0 to 1.0 that would only apply if excess availability under the ABL Facility is less than the greater of (a) $40,000,000 and (b) 12.5% of the lesser of the borrowing base and the total ABL Facility commitments at such time. The fixed charge coverage ratio under the ABL Facility is generally defined as the ratio of (a) Adjusted EBITDA minus non-financed capital expenditures and cash taxes to (b) debt service plus cash interest expense plus certain restricted payments, each measured on a last twelve months, or LTM, basis.

The ABL Facility is secured by, among other things, first-priority liens on the collateral that generally includes most of the inventory and accounts receivable and related assets of the Registrant, its domestic subsidiaries and certain of its foreign subsidiaries (the “ABL Priority Collateral”) and by second-priority liens on the collateral that generally includes most of the Registrant’s and its domestic subsidiaries’ assets other than inventory and accounts receivable and related assets (the “Notes Priority Collateral”), in each case subject to certain exceptions and permitted liens.

2. ABL Collateral Agreement

On March 28, 2013, the Registrant entered into a collateral agreement (the “ABL Collateral Agreement”) among the Registrant, Hexion U.S. Finance Corp. (the “Issuer”), a wholly-owned subsidiary of the Registrant, other subsidiaries of the Registrant party thereto (the “Subsidiary Guarantors” and, together with the Issuer, the “Guarantors”) and JPMorgan Chase Bank, N.A., as collateral agent for the secured parties under the ABL Facility, pursuant to which the Registrant, the Issuer and the Subsidiary Guarantors granted a security interest in certain collateral.

3. Second Supplemental Indenture

On March 28, 2013, the Issuer entered into a second supplemental indenture (the “Supplemental Indenture”) among the Issuer, the Registrant, the Subsidiary Guarantors and Wilmington Trust, National Association (the “First Lien Trustee”), as trustee on behalf of the holders of the 6.625% First-Priority Senior Secured Notes due 2020 (the “First-Priority Notes”), to an indenture, dated as of March 14, 2012, among the Issuer, the Registrant, the Subsidiary Guarantors and the First Lien Trustee (as supplemented to the date hereof, the “Indenture”), pursuant to which the Issuer previously issued the First-Priority Notes, which mature on April 15, 2020.

Pursuant to the Supplemental Indenture, the holders of the First-Priority Notes are now secured by first-priority liens on the Notes Priority Collateral and second-priority liens on the domestic portion of the ABL Priority Collateral, in each case subject to certain exceptions and permitted liens as contemplated by the terms of the Indenture.

4. First-Priority Notes Collateral Agreement

On March 28, 2013, the Registrant entered into a collateral agreement (the “Notes Collateral Agreement”) among the Registrant, the Issuer, the Subsidiary Guarantors and the First Lien Trustee, pursuant to which the Registrant, the Issuer and the Subsidiary Guarantors granted a security interest in certain collateral.

5. ABL Intercreditor Agreement

On March 28, 2013, the Registrant entered into an intercreditor agreement (the “ABL Intercreditor Agreement”) among JPMorgan Chase Bank, N.A., as administrative agent and collateral agent under the ABL Facility, the First Lien Trustee, acting as trustee and as collateral agent for the holders of the First-Priority Notes, the Registrant and the Guarantors. The ABL Intercreditor Agreement governs the relative rights of the secured parties under the ABL Facility and the First-Priority Notes, and certain other matters relating to priority and the administration and enforcement of security interests.

6. Joinder and Supplement to Second Lien Intercreditor Agreement

On March 28, 2013, the Registrant entered into a joinder and supplement (the “Joinder to Second Lien Intercreditor Agreement”), among JPMorgan Chase Bank, N.A., as administrative agent and collateral agent under the ABL Facility, as the former intercreditor agent (in such capacity, the “Former Intercreditor Agent”) and as the new intercreditor agent, Wilmington Trust Company, as trustee under the Second Lien Notes (as defined below) (the “Second Lien Trustee”), Wilmington Trust, National Association, as trustee under the 1.5 Lien Notes (the “1.5 Lien Trustee”), the First Lien Trustee, Holdings, the Registrant and the Guarantors, to an amended and restated intercreditor agreement, dated as of January 31, 2013, among the Former Intercreditor Agent, the Second Lien Trustee, the 1.5 Lien Trustee, the First Lien Trustee, Holdings, the Registrant and the Guarantors (the “Second Lien Intercreditor Agreement”).

Pursuant to the Joinder to Second Lien Intercreditor Agreement, JPMorgan Chase Bank, N.A. will act under the Second Lien Intercreditor Agreement as senior-priority agent for the secured parties under the ABL Facility and as new intercreditor agent. The Second Lien Intercreditor Agreement, as supplemented by the Joinder to Second Lien Intercreditor Agreement, governs the relative rights of the secured parties under the ABL Facility, the First-Priority Notes, the 1.5 Lien Notes and the 9.0% Second-Priority Senior Secured Notes due 2020 (the “Second Lien Notes”), and certain other matters relating to priority and the administration and enforcement of security interests.

7. Third Joinder and Supplement to 1.5 Lien Intercreditor Agreement

On March 28, 2013, the Registrant entered into a third joinder and supplement (the “Joinder to 1.5 Lien Intercreditor Agreement”), among JPMorgan Chase Bank, N.A., as administrative agent and collateral agent under the ABL Facility, as the Former Intercreditor Agent and as the new intercreditor agent, the 1.5 Lien Trustee, the First Lien Trustee, Holdings, the Registrant and the Guarantors, to an intercreditor agreement, dated as of January 29, 2010, among the Former Intercreditor Agent, the 1.5 Lien Trustee, the First Lien Trustee, Holdings, the Registrant and the Guarantors (the “1.5 Lien Intercreditor Agreement”).

Pursuant to the Joinder to 1.5 Lien Intercreditor Agreement, JPMorgan Chase Bank, N.A. will act under the 1.5 Lien Intercreditor Agreement as senior-priority agent for the secured parties under the ABL Facility and as the new intercreditor agent. The 1.5 Lien Intercreditor Agreement, as supplemented by the Joinder to 1.5 Lien Intercreditor Agreement and to the date hereof, governs the relative rights of the secured parties under the ABL Facility, the First-Priority Notes, the 1.5 Lien Notes and certain other matters relating to priority and the administration and enforcement of security interests.

The foregoing summary is qualified in its entirety by reference to the Supplemental Indenture, the ABL Facility, the ABL Intercreditor Agreement, the ABL Collateral Agreement, the Notes Collateral Agreement, the Joinder to 1.5 Lien Intercreditor Agreement and the Joinder to Second Lien Intercreditor Agreement attached hereto as Exhibits 4.1, 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6, respectively, and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit 4.1	Second Supplemental Indenture, dated as of March 28, 2013, by and among Hexion U.S. Finance Corp., the guarantors party thereto and Wilmington Trust, National Association, as trustee.

Exhibit 10.1	Asset-Based Revolving Credit Agreement, dated as of March 28, 2013, by and among Momentive Specialty Chemicals Holdings LLC, Momentive Specialty Chemicals Inc., as U.S. borrower, Momentive Specialty Chemicals Canada Inc., as Canadian borrower, Momentive Specialty Chemicals B.V., as Dutch borrower, Momentive Specialty Chemicals UK Limited and Borden Chemical UK Limited, as U.K. borrowers, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent, collateral agent, swingline lender and initial issuing bank.

Exhibit 10.2	ABL Intercreditor Agreement, dated as of March 28, 2013, by and among JPMorgan Chase Bank, N.A., as the ABL facility collateral agent, Wilmington Trust, National Association, as applicable first-lien agent and first-lien collateral agent, Momentive Specialty Chemicals Inc. and subsidiaries of Momentive Specialty Chemicals Inc. party thereto.

Exhibit 10.3	Collateral Agreement, dated as of March 28, 2013, by and among Momentive Specialty Chemicals Inc., subsidiaries of Momentive Specialty Chemicals Inc. party thereto and JPMorgan Chase Bank, N.A. as collateral agent.

Exhibit 10.4	Collateral Agreement, dated as of March 28, 2013, by and among Momentive Specialty Chemicals Inc., subsidiaries of Momentive Specialty Chemicals Inc. party thereto and Wilmington Trust, National Association, as collateral agent.

Exhibit 10.5	Third Joinder and Supplement to 1.5 Lien Intercreditor Agreement, dated as of March 28, 2013, by and among JPMorgan Chase Bank, N.A., as ABL credit agreement agent, former intercreditor agent and new intercreditor agent, Wilmington Trust, National Association, as 1.5 lien trustee, Wilmington Trust, National Association, as first lien trustee, Momentive Specialty Chemicals Holdings LLC, Momentive Specialty Chemicals Inc. and subsidiaries of Momentive Specialty Chemicals Inc. party thereto.

Exhibit 10.6	Joinder and Supplement to Second Lien Intercreditor Agreement, dated as of March 28, 2013, among JPMorgan Chase Bank, N.A., as ABL credit agreement agent, former intercreditor agent and new intercreditor agent, Wilmington Trust Company, as second-lien trustee, Wilmington Trust, National Association, as 1.5 lien trustee, Wilmington Trust, National Association, as first lien trustee, Momentive Specialty Chemicals Holdings LLC, Momentive Specialty Chemicals Inc. and subsidiaries of Momentive Specialty Chemicals Inc. party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOMENTIVE SPECIALTY CHEMICALS INC.

Date: April 3, 2013	By:	/s/ William H. Carter
William H. Carter
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 4.1	Second Supplemental Indenture, dated as of March 28, 2013, by and among Hexion U.S. Finance Corp., the guarantors party thereto and Wilmington Trust, National Association, as trustee.

Exhibit 10.1	Asset-Based Revolving Credit Agreement, dated as of March 28, 2013, by and among Momentive Specialty Chemicals Holdings LLC, Momentive Specialty Chemicals Inc., as U.S. borrower, Momentive Specialty Chemicals Canada Inc., as Canadian borrower, Momentive Specialty Chemicals B.V., as Dutch borrower, Momentive Specialty Chemicals UK Limited and Borden Chemical UK Limited, as U.K. borrowers, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent, collateral agent, swingline lender and initial issuing bank.

Exhibit 10.2	ABL Intercreditor Agreement, dated as of March 28, 2013, by and among JPMorgan Chase Bank, N.A., as the ABL facility collateral agent, Wilmington Trust, National Association, as applicable first-lien agent and first-lien collateral agent, Momentive Specialty Chemicals Inc. and subsidiaries of Momentive Specialty Chemicals Inc. party thereto.

Exhibit 10.3	Collateral Agreement, dated as of March 28, 2013, by and among Momentive Specialty Chemicals Inc., subsidiaries of Momentive Specialty Chemicals Inc. party thereto and JPMorgan Chase Bank, N.A. as collateral agent.

Exhibit 10.4	Collateral Agreement, dated as of March 28, 2013, by and among Momentive Specialty Chemicals Inc., subsidiaries of Momentive Specialty Chemicals Inc. party thereto and Wilmington Trust, National Association, as collateral agent.

Exhibit 10.5	Third Joinder and Supplement to 1.5 Lien Intercreditor Agreement, dated as of March 28, 2013, by and among JPMorgan Chase Bank, N.A., as ABL credit agreement agent, former intercreditor agent and new intercreditor agent, Wilmington Trust, National Association, as 1.5 lien trustee, Wilmington Trust, National Association, as first lien trustee, Momentive Specialty Chemicals Holdings LLC, Momentive Specialty Chemicals Inc. and subsidiaries of Momentive Specialty Chemicals Inc. party thereto.

Exhibit 10.6	Joinder and Supplement to Second Lien Intercreditor Agreement, dated as of March 28, 2013, among JPMorgan Chase Bank, N.A., as ABL credit agreement agent, former intercreditor agent and new intercreditor agent, Wilmington Trust Company, as second-lien trustee, Wilmington Trust, National Association, as 1.5 lien trustee, Wilmington Trust, National Association, as first lien trustee, Momentive Specialty Chemicals Holdings LLC, Momentive Specialty Chemicals Inc. and subsidiaries of Momentive Specialty Chemicals Inc. party thereto.